Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
VIP FundsManager® 70% Portfolio
March 31, 2024
VF70-NPRT1-0524
1.847120.117
Equity Funds - 74.3%
	Shares	Value ($)
Fidelity Canada Fund (a)	276,743	18,610,943
Fidelity Commodity Strategy Fund (a)	77,925	7,211,221
Fidelity Contrafund (a)	1,627,954	30,882,295
Fidelity Emerging Markets Discovery Fund (a)	1,047,982	17,228,816
Fidelity Emerging Markets Fund (a)	4,235,034	159,364,322
Fidelity Enhanced International ETF (a)	1,664,318	47,516,279
Fidelity Enhanced Large Cap Value ETF (a)	996,132	29,087,054
Fidelity Equity-Income Fund (a)	671,520	49,242,542
Fidelity Global Commodity Stock Fund (a)	105,114	1,961,426
Fidelity Hedged Equity Fund (a)	2,330,082	28,054,183
Fidelity Infrastructure Fund (a)	153,007	1,894,229
Fidelity International Capital Appreciation Fund (a)	1,321,607	37,956,546
Fidelity International Discovery Fund (a)	921,350	45,312,017
Fidelity International Small Cap Fund (a)	608,835	19,689,715
Fidelity International Small Cap Opportunities Fund (a)	1,030,200	21,191,210
Fidelity International Value Fund (a)	2,824,514	29,798,621
Fidelity Japan Smaller Companies Fund (a)	992,433	15,799,526
Fidelity Low-Priced Stock Fund (a)	1,228,967	58,658,613
Fidelity Overseas Fund (a)	2,826,438	183,972,868
Fidelity Real Estate Investment Portfolio (a)	264,984	10,000,490
Fidelity Value Discovery Fund (a)	626,226	23,489,745
VIP Stock Selector All Cap Portfolio Investor Class (a)	69,379,372	775,661,381
TOTAL EQUITY FUNDS (Cost $1,358,746,379)		1,612,584,042

Fixed-Income Funds - 23.8%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	1,698,350	15,828,622
Fidelity High Income Fund (a)	2,049,542	15,801,966
Fidelity Inflation-Protected Bond Index Fund (a)	4,249,892	38,376,525
Fidelity Long-Term Treasury Bond Index Fund (a)	1,535,285	14,953,672
Fidelity New Markets Income Fund (a)	432,862	5,436,748
Fidelity Total Bond Fund (a)	22,498,088	213,056,893
VIP Investment Grade Bond II Portfolio Investor Class (a)	22,591,968	212,364,496
TOTAL FIXED-INCOME FUNDS (Cost $528,254,700)		515,818,922

Money Market Funds - 1.8%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $38,784,189)	38,776,433	38,784,189

U.S. Treasury Obligations - 0.1%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 5.28% to 5.28% 4/25/24 to 5/2/24 (d) (Cost $1,862,799)	1,870,000	1,862,717

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $1,927,648,067)	2,169,049,870
NET OTHER ASSETS (LIABILITIES) - 0.0%	(84,597)
NET ASSETS - 100.0%	2,168,965,273

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	85	Jun 2024	10,017,675	119,881	119,881

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	58	Jun 2024	15,394,650	(340,009)	(340,009)
ICE MSCI Emerging Markets Index Contracts (United States)	171	Jun 2024	8,968,950	588	588

TOTAL SOLD					(339,421)

TOTAL FUTURES CONTRACTS					(219,540)
The notional amount of futures purchased as a percentage of Net Assets is 0.5%
The notional amount of futures sold as a percentage of Net Assets is 1.1%

Security Type Abbreviations
ETF	-	EXCHANGE-TRADED FUND

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $901,099.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	25,719,081	24,465,032	11,399,924	456,473	-	-	38,784,189	0.1%
Total	25,719,081	24,465,032	11,399,924	456,473	-	-	38,784,189

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	18,190,478	279,220	629,038	-	(4,087)	774,370	18,610,943
Fidelity Commodity Strategy Fund	7,148,072	72,590	151,571	-	(34,843)	176,973	7,211,221
Fidelity Contrafund	26,403,063	254,112	489,732	21,297	33,138	4,681,714	30,882,295
Fidelity Emerging Markets Discovery Fund	17,405,241	168,161	352,433	-	2,105	5,742	17,228,816
Fidelity Emerging Markets Fund	153,104,055	1,508,708	3,173,463	-	88,417	7,836,605	159,364,322
Fidelity Enhanced International ETF	44,104,427	-	-	389,450	-	3,411,852	47,516,279
Fidelity Enhanced Large Cap Value ETF	26,746,144	-	-	259,990	-	2,340,910	29,087,054
Fidelity Equity-Income Fund	45,778,814	760,153	1,256,103	162,985	54,749	3,904,929	49,242,542
Fidelity Floating Rate High Income Fund	15,644,981	493,894	344,487	328,873	1,955	32,279	15,828,622
Fidelity Global Commodity Stock Fund	1,919,924	37,394	78,082	-	5,356	76,834	1,961,426
Fidelity Hedged Equity Fund	25,857,327	6,988	-	6,988	-	2,189,868	28,054,183
Fidelity High Income Fund	10,382,945	5,579,239	303,431	190,188	2,717	140,496	15,801,966
Fidelity Inflation-Protected Bond Index Fund	38,885,960	453,313	918,610	13,380	(35,672)	(8,466)	38,376,525
Fidelity Infrastructure Fund	1,891,412	22,286	48,092	-	(98)	28,721	1,894,229
Fidelity International Capital Appreciation Fund	35,573,485	445,780	1,001,325	-	15,047	2,923,559	37,956,546
Fidelity International Discovery Fund	41,572,529	584,378	1,309,986	-	(102,190)	4,567,286	45,312,017
Fidelity International Small Cap Fund	19,376,827	229,416	515,140	-	4,613	593,999	19,689,715
Fidelity International Small Cap Opportunities Fund	20,266,795	303,415	-	-	-	621,000	21,191,210
Fidelity International Value Fund	28,101,130	303,414	679,623	-	33,055	2,040,645	29,798,621
Fidelity Japan Smaller Companies Fund	14,955,959	-	-	-	-	843,567	15,799,526
Fidelity Long-Term Treasury Bond Index Fund	23,670,343	338,216	8,262,418	155,122	(659,118)	(133,351)	14,953,672
Fidelity Low-Priced Stock Fund	54,932,364	723,867	1,523,084	-	(162,808)	4,688,274	58,658,613
Fidelity New Markets Income Fund	5,363,159	99,321	86,335	68,245	1,026	59,577	5,436,748
Fidelity Overseas Fund	173,051,933	2,202,559	4,942,339	-	179,320	13,481,395	183,972,868
Fidelity Real Estate Investment Portfolio	10,324,914	109,984	229,652	-	(8,850)	(195,906)	10,000,490
Fidelity Total Bond Fund	211,869,923	9,079,241	5,209,224	2,236,669	(32,991)	(2,650,056)	213,056,893
Fidelity U.S. Low Volatility Equity Fund	20,227,098	70,231	20,729,275	-	2,896,040	(2,464,094)	-
Fidelity Value Discovery Fund	22,335,424	328,939	692,663	-	19,398	1,498,647	23,489,745
VIP Investment Grade Bond II Portfolio Investor Class	210,213,338	8,718,597	5,209,158	136,962	(86,344)	(1,271,937)	212,364,496
VIP Stock Selector All Cap Portfolio Investor Class	719,984,357	7,747,579	16,289,662	-	578,585	63,640,522	775,661,381
	2,045,282,421	40,920,995	74,424,926	3,970,149	2,788,520	113,835,954	2,128,402,964

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-Traded Funds (ETFs) and Exchange-Traded Notes (ETNs) are valued at their last sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs and ETNs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs and ETNs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.